UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  July 14, 2003
        (Date of Earliest Event Reported:  July 14, 2003)

                 GULFTERRA ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)

     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-4853

Item 5.   Other Events
          -------------

On July 14, 2003, GulfTerra Energy Partners, L.P. announced completion of agreements to form a 50/50 joint venture with Valero Energy Corporation in the $458 million Cameron Highway Oil Pipeline System project. Gulf Terra Energy Partners, L.P. also announced the completion of a $325 million non-recourse financing for the project. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements , Pro Forma Financial Information
          and Exhibits
          --------------------------------------------------------

       c)   Exhibits.

          Exhibit Number      Description
          ---------------     -----------
              99.1            Press Release dated July 14, 2003.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GULFTERRA ENERGY PARTNERS, L.P.

                              By:  GulfTerra Energy Company, L.L.C.
                                   Its General Partner


                                   By:  /s/  Kathy A. Welch
                                      ---------------------------
                                             Kathy A. Welch
                                     Vice President and Controller
                                     (Principal Accounting Officer)


Date:  July 14, 2003


                          EXHIBIT INDEX

Exhibit Number           Description
---------------          -----------
     99.1                Press Release dated July 14, 2003.